EXHIBIT 2.1

Convertible Debenture – July 2003

CONVERTIBLE DEBENTURE

July 11, 2003

B E T W E E N:

CDG INVESTMENTS INC., a corporation incorporated under the Business Corporations Act (Alberta) and having its head office in Calgary, Alberta (the "Corporation")

- and  -

Devonshire & Associates Management Services Ltd., a Corporation incorporated under the Alberta Business Corporations Act (the "Holder")

Recitals

A.

The Corporation is desirous of raising money for its corporate purposes and with a view to so doing is desirous of creating and issuing this Debenture;

B.

The Corporation is duly authorized to create and issue this Debenture;

C.

All necessary resolutions of the directors of the Corporation have been duly passed and other proceedings taken and conditions complied with to make the creation and issue of this Debenture and the execution and delivery hereof legal, valid and effective; and

D.

The foregoing recitals are made as representations and statements of fact by the Corporation to and in favour of the Holder.

THE PARTIES AGREE AS FOLLOWS:

ARTICLE I
INTERPRETATION

1.1

Definitions

In this Debenture unless there is something in the subject matter or context inconsistent therewith, the expressions following shall have the meanings set forth below, namely:

"this Debenture", "hereto", "herein", "hereby", "hereunder", "hereof", and similar expressions refer to this instrument and not to any particular Article, Section, clause, subdivision or other portion hereof, and include any and every instrument supplemental or ancillary hereto or in implementation hereof;

"Accounts Receivable" means any rights of the Corporation to payment for goods or for services rendered in the ordinary course of business.

the words "Accessions", "Accounts", "Chattel Paper", "Documents of Title", "Equipment", "Goods", "Instruments", "Intangibles", "Inventory", "Money", "Proceeds", "Purchase-Money Security Interest"  and "Securities" (including any singular or plural variation thereof whenever used herein) shall have the respective meanings given to such words in the PPSA;

"Accounts Receivable" means any rights of the Corporation to payment for goods or for services rendered in the ordinary course of business.

"Books and Records" means all books, records, files, papers, disks, documents and other repositories of data recording, evidencing or relating to the Charged Property;

"Business Day" means a day which is not a Saturday or a Sunday or a civic or statutory holiday in Calgary, Alberta;

"Charged Property" means the subject matter of the Security as defined in Section 2.4 (a);

 "Closing" means July 4, 2003 or such other date as agreed to by the parties;

"Common Shares" means, subject to the provisions of Section 5.6, the common shares, without par value, in the share capital of the Corporation as such shares exist on the date of Closing, or shares resulting from a subdivision or consolidation thereof or from successive such subdivisions or consolidations;

"Conversion Price" in respect of this Debenture means $0.10 per Unit from the date of issue until December 17, 2004 and $0.11 per Unit from December 18, 2004 until December 17, 2005, which Units may be issued from time to time upon the conversion of this Debenture in accordance with the provisions of Article 5;

"Corporation" means CDG Investments Inc. and includes any successor corporation to or of such corporation which shall have complied with the provisions of Article 10;

"Corporation's Auditors" or "Auditors of the Corporation" means an independent firm of chartered accountants duly appointed as auditors of the Corporation;

"Date of Conversion" has the meaning ascribed thereto in subsection 5.2(a);

"Debt" means, as at any date of determination, all obligations, liabilities and indebtedness of the Corporation which would, in accordance with Canadian generally accepted accounting principles, be classified upon a consolidated balance sheet of the Corporation for such date as liabilities of the Corporation and, whether or not so classified;

"director" means a director of the Corporation for the time being and "directors" or "board of directors" means the board of directors of the Corporation or whenever duly empowered, a committee of the board of directors of the Corporation and reference to action by the directors means action by the directors of the Corporation as a board or action by the said committee as a committee;

"events of default" has the meaning ascribed thereto in Section 8.1;

"Holder" or "Holders" means Devonshire & Associates Management Services Ltd., and includes any successors to or of the Holder or Holders;

"maturity", "maturity date" and "date of maturity" have the meaning ascribed thereto in Section 2.1;

"Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice-President and by any other Vice-President, the Secretary, the Treasurer, the Controller or an Assistant Secretary or Assistant Treasurer of the Corporation;

"Old Debentures" means those Debentures issued by the Corporation in the calendar year 2002;

"person" means any individual, corporation, company, partnership, association, joint venture, trust, government or governmental authority;

"Personal Property" means personal property and includes, without limitation, Inventory, Equipment, Receivables, Books and Records, Chattel Paper, Goods, Documents of Title, Instruments, Intangibles (including intellectual property), Money and Securities;

"PPSA" means the Personal Property Security Act of Alberta, as amended from time to time, and includes any statute substituted therefor, as amended from time to time;

"Receivables" means all debts, claims and choses in action (including, without limitation, Accounts and Chattel Paper) now or in the future due or owing to or owned by the Company;

"Security" means the mortgages, charges, assignments and security interests hereby constituted;

"Shareholder's Equity" means, as at any date of determination, the aggregate amount of (i) shareholder's equity classified as such on the consolidated balance sheet of the Corporation; and (ii) debt of the Corporation which has been subordinated and postponed to indebtedness of the Corporation to the Holder hereunder;

"Share Purchase Warrants" means the common share purchase warrants forming part of the Units, each of which entitles the holder thereof to purchase one additional Common Share at a price of $0.10 per common share from the date of issuance until December 17, 2003; $0.11 per common share from December 18, 2003 until December 17, 2004; $0.12 per common share from December 18, 2004 until December 17, 2005; $0.13 per common share from December 18, 2005 until December 17, 2006; and $0.14 per common share from December 18, 2006 until December 17, 2007.  The Share Purchase Warrants shall expire on the date that is 2 years from the date of conversion of the Debenture;

 "Units" means one or more Units of the Corporation, each of which consists of one Common Share and one Share Purchase Warrant; and

"written order of the Corporation", "written notice of the Corporation" and "written request of the Corporation" means respectively a written order, written notice and written request signed in the name of the Corporation by the Chairman of the Board, the President or any Vice-President together with any other Vice-President, the Secretary, the Treasurer, the Controller, any Assistant Secretary or any Assistant Treasurer of the Corporation.

1.2

Headings

The division of this Debenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3

Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing individuals shall include firms and corporations and vice versa.

1.4

Time of Essence

Time shall be of the essence hereof and of this Debenture issued hereunder.

1.5

Applicable Law

This Debenture shall be construed in accordance with the laws of the Province of Alberta and shall be treated in all respects as an Alberta contract.

1.6

Currency

All dollar figures stipulated in this Debenture, and all payments required to be made hereunder, shall be in Canadian dollars unless otherwise indicated.

ARTICLE II
TERMS

2.1

Principal

Subject to and in accordance with the terms hereof, the Corporation covenants and agrees that it will repay to the Holder the principal sum of $12,500.00 on December 17, 2005 ("maturity" or the "maturity date" or the "date of maturity") upon presentation and surrender of this Debenture at the Corporation's head office and to pay interest on the principal sum from the date hereof at the rate of six per cent (6%) per annum, payable semi-annually, on March 31 and September 30 in each year, in like money at the same place on the maturity date hereof, and should the Corporation at any time make default in payment of any principal or interest, to pay interest both before and after judgment and default on the amount in default at the same rate as and from the date of such default in like money at the same place.

2.2

Payment

(a)

Payment of, or on account of, the principal of the Debenture if any, shall be made only to or upon the order in writing of the Holder and such payment shall be good and sufficient discharge to the Corporation for the amounts so paid.

(b)

The Holder shall be entitled to the principal monies and interest evidenced by this Debenture free from all equities or rights of set-off or counterclaim between the Corporation and the Holder and all persons may act accordingly, save in respect of equities or rights of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

2.3

Mutilation, Loss, Theft or Destruction

In case this Debenture shall become mutilated or be lost, stolen or destroyed, the Corporation, in its discretion, may issue and deliver, at its principal office in Calgary or at such other place as the Corporation may approve, a new Debenture upon surrender and cancellation of the mutilated Debenture, or, in the case of a lost, stolen, or destroyed Debenture, in lieu of and in substitution for the same.  In case of such loss, theft or destruction, the Holder shall furnish to the Corporation evidence of such loss, theft or destruction as shall be satisfactory to the Corporation in its discretion and shall also furnish an indemnity satisfactory to the Corporation in its discretion and shall pay all expenses incidental to the issuance of such substituted Debenture.

2.4

Security

(a)

As security for the due payment of all amounts payable hereunder, the Company as beneficial owner hereby:

1.

mortgages, charges and assigns to the Holder, and grants to the Holder a security interest in, all of the Company's present and after-acquired Personal Property;  and

2.

charges as and by way of a first floating charge to and in favour of the Holder, its successors and assigns, all its undertaking, property and assets, both present and future, of every nature and kind and wherever situate except for the Jolu Mill located in Saskatchewan or any other Saskatchewan property or assets.

(b)

Until the Security becomes enforceable, the Company may dispose of or deal with the Charged Property in the ordinary course of its business and for the purpose of carrying on the same, provided that the Company will not, without the prior written consent of the Holder, create, assume or have outstanding, except to the Holder, any new mortgage, charge, lien or other encumbrance on any part of the Charged Property ranking or purporting to rank or capable of being enforced in priority to or pari passu with the Security, other than any inchoate liens for taxes or assessments by public authorities.  Nothing in this section shall in and of itself cause the Security to be subordinated in priority to any other mortgage, charge, lien or encumbrance.

(c)

The Security shall not extend or apply to the last day of the term of any lease or agreement therefore but upon the enforcement of the Security the Company shall stand possessed of such last day in trust to assign the same to any person acquiring the balance of such term.

(b)

The Holder is the party entitled to receive all amounts payable hereunder and to give a discharge hereof.

(c)

The Security created by this Debenture is intended to attach:

1.

to the existing Charged Property when the Company signs this Debenture; and

2.

to Charged Property subsequently acquired by the Company, immediately upon the Company acquiring any rights in such Charged Property.

(d)

In the event that the Company makes default in the payment of any amount payable hereunder, all Proceeds of the Charged Property (including, without limitation, all amounts received in respect of Receivables), whether or not arising in the course of the Company's business, will be received by the Company as trustee for the Holder and will be immediately paid to the Holder.  All amounts received by the Holder as Proceeds of the Charged Property prior to the Company making default in the payment of any amount payable hereunder may be applied on account of the amounts secured hereby in such manner and at such times as the Holder may consider appropriate or, at the Holder's option, may be held unappropriated in a collateral account or released to the Company.  If the Charged Property includes Receivables, the Holder may advise any party liable to make any payment to the Company of the existence of Security held under this Debenture relating to the Receivables, may from time to time confirm with any such party the existence and amount of the Receivables, and in the event that the Company makes default in the payment of any amount payable hereunder, the Holder may collect and otherwise deal with the Receivables in such manner and upon such terms as the Holder considers appropriate.

(e)

The Security created by this Debenture shall rank pari passu in priority with all other holders of Debentures bearing the date of this Debenture or Old Debentures bearing a date within the calendar year 2002.

2.5

Pledge

The Corporation and the Holder will open a brokerage account which may be a margin account with Sanders Wealth Management Group Ltd. into which the Corporation will deposit its securities in public companies.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

The Corporation hereby represents, warrants, covenants and agrees with the Holder as follows:

3.1

Incorporation, Licenses and Qualifications

The Corporation is a body corporate, duly incorporated, properly organized and validly existing under the laws of its jurisdiction of incorporation and is duly registered and qualified to do business under the laws of each other jurisdiction in which the character of the properties owned by it or the nature of the activities conducted by it make such registration or qualification advisable or necessary.

3.2

Power, Authority, Execution and Delivery

The Corporation has full power and lawful authority to enter into this Debenture, to create and grant this Debenture, and has duly executed and delivered this Debenture.

3.3

Enforceability

This Debenture constitutes valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with its terms, subject only to bankruptcy, insolvency or other statutes or judicial decisions affecting the enforcement of creditors' rights generally and to general principles of equity.

3.4

No Actions or Material Adverse Changes

Except as noted in the financial statements of the Corporation there is no action or proceeding pending or to the knowledge of the Corporation threatened against the Corporation before any court, administrative agency, tribunal, arbitrator, government or governmental agency or any fact known to the Corporation and not disclosed to the Holder which might involve any material adverse change in the properties, assets, business, prospects or condition of the Corporation, or which question the validity of this Debenture or any other material agreement to which the Corporation is a party and there are no outstanding judgments, writs of execution, work orders, injunctions or directives against the Corporation or its respective properties or assets.

3.5

Non-Conflict

Neither the execution nor the performance of this Debenture requires the approval of any regulatory agency having jurisdiction over the Corporation which has not been obtained, nor is this Debenture in contravention of or in conflict with the articles, by-laws or resolutions of the directors or shareholders of the Corporation or any unanimous shareholders agreement relating to the Corporation or of the provisions of any agreement to which the Corporation is a party or by which any of its property may be bound or of any statute, regulation, by-law, ordinance or other law, or of any judgment, decree, award, ruling or order to which the Corporation or any of its property may be subject.

3.6

No Default

The Corporation is not in material breach of any material agreement to which it is a party or its assets are bound.

3.7

Restriction on Spending

Without the written consent of First Yellowhead Equities Inc., CDG shall not:

a)

advance monies by way of loan to any company; or

b)

conduct exploration activities of any nature, except for its commitment to fund exploration costs relating to the July 2003 proposed program for the Bahuerachi Joint Venture.

ARTICLE IV
REDEMPTION AND PURCHASE FOR CANCELLATION OF DEBENTURE

4.1

(a)

Redemption of Debentures

Subject to the provisions of subsection 4.1(b), this Debenture shall be redeemable prior to maturity, in whole at any time or in part from time to time, at the option of the Corporation (in the manner hereinafter provided and in accordance with and subject to the provisions hereinafter set forth) at a price equal to the principal amount thereof to be redeemed, together with accrued and unpaid interest on the principal amount thereof, or part thereof, so redeemed, to the date fixed for redemption (the applicable price, including accrued and unpaid interest at which Debenture may be redeemed being hereinafter referred to as the "redemption price").

(b)

Limitation on Redemption

Notwithstanding the provisions of subsection 4.1(a) but subject to Section 4.2 hereof, this Debenture shall not be redeemable:

(i)

on or prior to December 17, 2003; and

(ii)

after December 17, 2003 and prior to maturity unless the weighted average price at which the Shares have traded on the OTCBB (or if the Shares are not listed on the OTCBB, on such stock exchange on which the Shares are listed as may be selected for such purpose by the directors) for 30 consecutive trading days ended not more than five trading days preceding the date on which such notice of redemption is given pursuant to Section 4.3 was at least 125% of the Conversion Price in effect on the date on which such notice of redemption is given, and provided that the total volume of shares traded on all stock exchanges on which the shares are traded is not less than 250,000 in the aforementioned 30 trading days.

(c)

Each redemption notice given in reliance upon the provisions of subsections 4.1(b) shall be accompanied by an Officers' Certificate verifying the trading price per Share during the relevant period.

4.2

Partial Redemption of the Debenture

If this Debenture is called for redemption in part only, unless the context otherwise requires, references to this Debenture in this Article 4 shall be deemed to include any such part of the principal amount of this Debenture which shall have been so selected and called for redemption.  If this Debenture is called for redemption in part, the Holder shall be entitled to receive, without expense to such Holder, a new or supplemental Debenture for the unredeemed part of this Debenture so surrendered, and the Corporation and the Holder shall execute and deliver, at the cost and expense of the Corporation, such new or supplemental Debenture upon receipt of this Debenture so surrendered.

4.3

Notice of Redemption

Notice of intention to redeem any portion of this Debenture shall be given by or on behalf of the Corporation to the Holder, not more than 60 days and not less than 30 days prior to the date fixed for redemption, in the manner provided in Section 10.2. The notice of redemption shall specify that part of the principal amount thereof so to be redeemed, and shall specify the redemption date, the redemption price and places of payment and shall state that all interest thereon, if any, shall cease from and after such redemption date.  Every notice of intention to redeem shall contain a brief statement of the conditions, if any, on which this Debenture called for redemption may be converted into Shares pursuant to the provisions of Article 5.

4.4

Debenture Due on Redemption Dates

Upon notice having been given as aforesaid, the portion of this Debenture so called for redemption shall thereupon be and become due and payable at the redemption price, on the redemption date specified in such notice, in the same manner and with the same effect as if it were the date of maturity specified in this Debenture, anything therein or herein to the contrary notwithstanding, and from and after such redemption date, if the moneys necessary to redeem this Debenture shall have been paid to the Holder as hereinafter provided, this Debenture shall not be considered as outstanding hereunder to the extent of such redemption and interest thereon shall cease to accrue after such date.

4.5

Payment of Redemption Moneys

Upon this Debenture having been called for redemption as hereinbefore provided, the Corporation shall pay to the Holder on or before the redemption date fixed in the notice of the redemption thereof, the redemption price of the Debenture so to be redeemed.

4.6

Failure to Surrender Debenture Called for Redemption

If this Debenture is called for redemption in whole or in part and if the Holder shall within 30 days from the date fixed for redemption fail to surrender the Debenture, such redemption moneys shall be set aside in trust for the Holder, at the branch of a bank as may be designated by the Corporation (and of which notice hereunder shall be provided to the Holder), in an interest bearing account, with interest accruing at the best rate available from such bank, taking into account the amount of the deposit, and such setting aside shall for all purposes be deemed a payment to the Holder of the sum so set aside, and to that extent such Debenture shall thereafter not be considered as outstanding hereunder and the Debentureholder shall have no right except to receive payment out of the moneys so paid and deposited upon surrender and delivery up of the Debenture, of the redemption price of the Debenture, plus such interest thereon, if any, in accordance herewith.

4.7

Cancellation and Destruction of Debenture

Any portion of this Debenture so redeemed under this Article, and any portion of this Debenture purchased by the Corporation under this Article, shall forthwith be cancelled by it and no Debenture shall be issued in substitution therefor.

4.8

Surrender of Debenture for Cancellation

If the principal moneys due upon this Debenture issued hereunder shall become payable by redemption or otherwise before the date of maturity thereof, the Person presenting this Debenture for payment must surrender the same for cancellation, the Corporation nevertheless paying or causing to be paid the interest accrued and unpaid thereon (computed on a per diem basis if the date fixed for payment is not an interest due date).

ARTICLE V
CONVERSION OF DEBENTURE

5.1

Conversion Privilege and Conversion Total

Subject to and upon compliance with the provisions of this Article, this Debenture or any portion of the principal amount hereof may, at the option of the Holder, at any time prior to the earlier of the close of business on the maturity date, or the close of business on the last Business Day immediately prior to any date fixed for redemption, be converted into Units at the Conversion Price.  Close of business as used herein shall mean the normal closing hour of the office of the Corporation at which such conversion privilege is to be  exercised.

5.2

Conversion Procedure

(a)

In order to exercise the conversion privilege, the Holder shall surrender this Debenture to the Corporation at its principal office in the City of Calgary, accompanied by written notice (which shall be irrevocable) signed by the Holder stating that it elects to convert this Debenture or a stated portion of the principal amount thereof.  The surrender of this Debenture accompanied by such written notice shall be deemed to constitute a contract between the Holder and the Corporation whereby: (i) the Holder subscribes for the number of Units which it shall be entitled to receive on such conversion; (ii) the Holder releases the Corporation of all liability thereon or from all liability with respect to that portion of the principal amount thereof to be converted; and (iii) the Corporation agrees that the surrender of this Debenture for conversion constitutes full payment of the subscription price for the Units issuable upon such conversion.  The date of receipt by the Corporation of this Debenture and such notice is herein referred to as the "Date of Conversion".

(b)

As promptly as practicable after the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder, a certificate or certificates for the number of Common Shares and Share Purchase Warrants deliverable upon the conversion of this Debenture (or specified portion hereof) and provision shall be made in respect of any fractions as provided in Section 5.3.  Such conversion shall be deemed to have been effected immediately prior to the close of business on the

Date of Conversion and at such time the rights of the Holder hereunder shall cease and the Holder shall be deemed to have become on such date the holder of record of the Common Shares and Share Purchase Warrants represented by the certificates received by the Holder; provided, however, that no such surrender on any date when the share transfer registers for Common Shares and Share Purchase Warrants shall be closed shall be effective to constitute the Holder as the holder of record of such Common Shares and Share Purchase Warrants on such date, but such surrender shall be effective to constitute the Holder as the holder of record thereof for all purposes at the close of business on the next succeeding day on which such share transfer registers are open.  No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Shares issuable upon conversion or on account of any interest accrued on this Debenture surrendered for conversion.

(c)

Upon surrender to the Corporation of this Debenture where the principal amount of this Debenture is to be converted in part only, the Holder shall be entitled to receive, without expense to such Holder, a new Debenture for the unconverted portion of the principal amount of this Debenture so surrendered.

5.3

No Fractional Shares

Notwithstanding anything herein contained, the Corporation shall in no case be required to issue fractional Common Shares or Share Purchase Warrants upon the conversion of this Debenture.  If any fractional interest in a Common Share or Share Purchase Warrants would, except for the provisions of this Section, be deliverable upon the conversion of this Debenture, the Corporation shall adjust such fractional interest by paying to the Holder an amount in cash equal to principal amount of the Debenture which is not to be converted because of this Clause 5.3 at the time of delivery of the share certificates representing the Common Shares or Share Purchase Warrants issued upon such conversion, but only in the event such payment would be at least $5.00 or more.

5.4

Notice to the Holder of Certain Events

In the event that:

(a)

the Corporation shall declare on its Common Shares any dividend payable in shares of the Corporation (other than a stock dividend to the holders of Common Shares who exercise an option to receive in the ordinary course equivalent dividends in Common Shares in lieu of receiving cash dividends) or make any other distribution on its Common Shares (other than a cash dividend);

(b)

the Corporation shall offer for subscription pro rata to all the holders of its Common Shares any additional shares of any class or securities convertible into or exchangeable for Common Shares or shall issue any other options, rights or warrants to all of such holders;

(c)

there shall be a reclassification or change of the Common Shares of the nature referred to in Section 5.6 or an amalgamation or merger of the Corporation with or into any other corporation or a sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

(d)

there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in each such case, the Corporation shall give notice, in the manner specified in Section 11.2, to the Holder of the action proposed to be taken and the date on which: (a) the books of the Corporation shall close or a record shall be taken for such dividend, distribution, subscription rights or other options, rights or warrants; or (b) such reclassification, change, amalgamation, merger, sale, transfer or other disposition, dissolution, liquidation or winding-up shall take place, as the case may be, provided that the Corporation shall only be required to specify in such notice such particulars of such action as shall have been fixed and determined at the date on which such notice is given.  Such notice shall also specify the date as of which the holders of Common Shares of record shall participate in such dividend, distribution, subscription rights or other options, rights or warrants, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, change, amalgamation, merger, sale, transfer or other disposition, dissolution, liquidation or winding-up as the case may be.  Such written notice shall be given, with respect to the actions described in subsections (a), (b) and (c) above, not less than 15 days, and, with respect to the actions described in subsection (d) above, not less than 30 days, in each case prior to the record date or the date on which the Corporation's transfer books are to be closed with respect thereto.

5.5

Rights of Conversion ceases on Redemption

The right to convert this Debenture in respect of any portion of the principal hereunder called for redemption pursuant to the provisions hereof shall terminate and expire at the close of business on the Business Day immediately prior to the date fixed for redemption, unless the Corporation shall make default in the payment of the redemption price of this Debenture.

5.6

Reclassifications, Reorganizations, Etc.

In case of any reclassification or change of the Common Shares (other than a change as a result of the subdivision or consolidation), or in case of any amalgamation of the Corporation with, or merger of the Corporation into any other corporation (other than an amalgamation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change, other than as aforesaid, of the Common Shares), or in case of any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, the Corporation or the corporation formed by such amalgamation or the corporation into which the Corporation shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Holder, if requested by the Holder, a supplemental debenture providing that the Holder shall have the right thereafter (until the expiration of the conversion right of this Debenture) to convert the Debenture into the kind and amount of shares and other securities and property receivable upon such reclassification, change, amalgamation, merger, sale, transfer or other disposition by a holder of the number of the Common Shares into which this Debenture might have been converted immediately prior to such reclassification, change, amalgamation, merger, sale, transfer or other disposition.  Such supplemental debenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.  The above provisions of this Section shall similarly apply to successive reclassifications, changes, amalgamations, mergers, sales, transfers or other dispositions.

5.7

Cancellation of Debenture

This Debenture, when surrendered for conversion, shall be canceled by the Corporation and no debenture shall be issued in substitution therefor provided however in the case where only a portion of the principal amount of this Debenture is so converted, in which case the Holder shall be entitled to receive a new Debenture as contemplated in subsection 5.2(c).

5.8

Reservation of Shares

The Corporation shall at all times while this Debenture, or any portion of the principal hereunder, remains outstanding, reserve, conditionally allot and keep available out of its authorized and unissued Common Shares, for the purpose of effecting the conversion of this Debenture, such number of Common Shares as shall from time to time be sufficient to effect the conversion of the entire principal amount of this Debenture then outstanding.  As a condition precedent to the taking of any action which would require an adjustment to the Conversion Price, the Corporation shall take any corporate action which may, in the opinion of Counsel, be necessary in order that the Corporation shall have unissued and reserved in its authorized capital, and may validly and legally issue, the Common Shares and/or other securities to which the Holder is entitled on the full exercise of its conversion rights in accordance with the provisions hereof.

5.9

Notice of Conversion and Securities Law Compliance

The Corporation shall give notice of the conversion of this Debenture to the securities regulatory authority in each province of Canada having legislation requiring such notice.  To the extent the Common Shares reserved or to be reserved for the purpose of conversion of this Debenture hereunder require prospectus qualification with or approval of any securities regulatory authority or stock exchange under any Canadian or provincial law before such shares may be validly issued, listed and posted for trading upon conversion, the Corporation will take such reasonable action as may be necessary to secure such qualification or approval, as the case may be.

ARTICLE VI

ADJUSTMENT

6.1

Adjustment

The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)

If and whenever at any time prior to the Date of Conversion the Corporation:

(i)

issues any Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend;

(ii)

subdivides or redivides the outstanding Common Shares into a greater number of shares; or

(iii)

combines, reduces or consolidates the outstanding Common Shares into a lesser number of shares;

(any such event being herein called a "Common Share Reorganization"), the Conversion Price will be adjusted, effective immediately after the record date at which holders of Common Shares are determined for purposes of such Common Share Reorganization, to a price which is equal to the product of:

(iv)

the Conversion Price in effect immediately before such record date; and

(v)

the fraction of which:

(A)

the numerator is equal to the total number of Common Shares that are outstanding on such record date before giving effect to such Common Share  Reorganization; and

(B)

the denominator is equal to the total number of Common Shares that are or would be outstanding immediately after such record date after giving effect to such Common Share Reorganization and assuming all rights to acquire Common Shares thereunder had then been exercised.

(b)

If and whenever at any time prior to the maturity date there is:

(i)

a reclassification of the Common Shares outstanding, a change of Common Shares into other shares or securities, or any other capital reorganization of the Corporation except as described in subsection 6.1(a);

(ii)

a consolidation, merger or amalgamation of the Corporation with or into another corporation resulting in a reclassification of the Common Shares outstanding or a change of Common Shares into other shares or securities;

(iii)

a transaction whereby all or substantially all of the undertaking and assets of the Corporation become the property of another corporation or entity;

(any such event being herein called a "Corporate Reorganization"), the Holder who thereafter exercises his right of conversion will be entitled to receive and will accept, for the Conversion Price then in effect, in lieu of the Common Shares to which he would otherwise have been entitled, the kind and number or amount of shares or other securities or property that he would have been entitled to receive as a result of such Corporate Reorganization if, on the effective date thereof, he had been the registered holder of the number of Common Shares which he would have received had he so exercised such right of conversion immediately before such effective date.

6.2

Adjustment Procedure

The following rules and procedures will be applicable to adjustments made pursuant to this Article 6:

(a)

The adjustments and readjustments provided for in this Article 6 are cumulative and, subject to subsection 6.2(b) below, will apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and other events that require such an adjustment.

(b)

No such adjustment in the Conversion Price will be made unless the price adjustment would result in an increase or decrease of at least 1% in such Conversion Price, provided that any such adjustment which, except for the provisions of this subsection 6.2(b), would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

(c)

For the purposes of subsection 6.1(a), there will be deemed not to be outstanding:

(i)

any Common Share owned by or held for the account of the Corporation;

(ii)

any Common Share owned by or held for the account of any wholly-owned subsidiary; and

(iii)

that percentage of the Common Shares owned by or held for the account of any subsidiary that is not a wholly-owned subsidiary, that is equal to the direct and indirect percentage interest of the Corporation in the outstanding shares of such subsidiary that carry a residual right to participate to an unlimited degree in its earnings and in its assets on liquidation or winding-up.

(d)

In the absence of a resolution of the Board of Directors of the Corporation fixing a record date at which holders of Common Shares are determined for purposes of any event referred to in this Article 6, the Corporation will be deemed to have fixed as the record date therefor the date on which the event is effected or such other date as may be required by law.

(e)

For the purpose of this Article 6, "Current Market Price" of shares of any class on any date means the weighted average price per share at which such dates have traded on the Exchange during a period of 20 consecutive trading days ending five trading days before such date, provided that if such shares are not listed on any stock exchange or traded in the over-the-counter market, the Current Market Price of such shares shall be determined by the Board of Directors of the Company.

(f)

In the event of any question arising with respect to the application of any formula provided in this Article 6, such questions shall be conclusively determined by a firm of chartered accountants appointed by the Corporation and acceptable to the Holder (who may be the Auditors of the Corporation).  Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Holder.

ARTICLE VII
COVENANTS OF THE CORPORATION

The Corporation hereby covenants and agrees with the Holder as follows:

7.1

To Pay Principal and Interest

That the Corporation will well, duly and punctually pay or cause to be paid the principal of this Debenture and interest thereon on the dates, at the places, in the monies and in the manner mentioned herein.

7.2

To Carry on Business

That, subject to the express provisions hereof, the Corporation will use all reasonable efforts to carry on and conduct its business in the manner heretofore carried on, and at all reasonable times it will furnish or cause to be furnished to the Holder such information relating to its business as the Holder may reasonably require; and, subject to the express provisions hereof, it will use all reasonable efforts to do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights.

7.3

Not to Extend Time for Payment of Interest or Principal

(a)

That the Corporation will not directly or indirectly extend or assent to the extension of time for payment of any interest or of any principal payable in respect of this Debenture without the consent of the Holder.

(b)

In case the time for the payment of such interest or principal shall be extended, whether or not such extension be by or with the consent of the Corporation, notwithstanding anything herein, such interest or principal shall not be entitled in case of default hereunder to the benefit or security of this Debenture except subject to the prior payment in full of the then outstanding principal hereunder and of all interest due and payable the payment of which has not been so extended.

7.4

Audited and Unaudited Financial Statements and Other Information

That the Corporation will annually (within 140 days after the end of its fiscal year) furnish to the Holder a copy of its annual audited consolidated financial statements and of the report of the Corporation's Auditors thereon which are furnished to the shareholders of the Corporation.  In addition, the Corporation will provide to the Holder all information (whether required by law or otherwise) that the Corporation provides to the holders of its Common Shares.

7.5

Certificate of No Default

That the Corporation will, contemporaneously with the delivery of the financial statements pursuant to Section 7.4 and at any other reasonable time if requested by the Holder, deliver to the Holder an Officers' Certificate stating that the Corporation has complied with all covenants, conditions or other requirements contained in this Debenture the non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an event of default under this Debenture, or if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance.

ARTICLE VIII
DEFAULT

8.1

Acceleration of Maturity

Upon the happening of any one or more of the following events (herein sometimes referred to as "events of default"), namely:

(a)

if the Corporation makes default in payment of the principal when the same becomes due under any provision of this Debenture and any such default continues for a period of 20 days;

(b)

if the Corporation makes default in payment of any interest due under the terms of this Debenture and any such default continues for a period of 20 days;

(c)

if a decree or order of a court having jurisdiction in the premises is entered adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition or other process seeking reorganization or winding-up of the Corporation under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of the property of, the Corporation, or appointing a receiver of, or of any substantial part of the property of, the Corporation, or ordering the winding-up or liquidation of the affairs of the Corporation, and any such decree or order continues unstayed and in effect for a period of 20 days;

(d)

if a resolution is passed for the winding-up or liquidation of the Corporation except in the course of carrying out or pursuant to a transaction in respect of which the conditions of Section 10.1 are duly observed and performed or if the Corporation institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it or files a petition or other process or answer or consent seeking reorganization or relief under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), or the Winding Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or process or to the appointment of a receiver of, or of any substantial part of the property of, the Corporation or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes;

(e)

if any "event of default" or other event entitling creditors or their representatives to declare a default, as defined in any indenture or instrument under which the Corporation has at the time of this Debenture or shall hereafter have outstanding any indebtedness for borrowed money which matures by its terms, or which is renewable at the option of the payor to a date, more than 12 months after the creation, assumption or guarantee thereof, shall happen and be continuing and such indebtedness shall have been accelerated and shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such indebtedness shall have been accelerated and shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled, or such event of default or other event under such indenture or instrument shall not be remedied or cured, whether by payment or otherwise, by the Corporation concerned, or waived by the holders of such indebtedness, within 20 days after such acceleration shall have occurred;

(f)

if the Corporation shall neglect to observe or perform any other covenant or condition herein contained on its part to be observed or performed and, after notice in writing has been given by the Holder to the Corporation specifying such default and requiring the Corporation to put an end to the same, the Corporation shall fail to make good such default within a period of 20 days, unless the Holder (having regard to the subject matter of the default) shall have agreed to a longer period, and in such event, within the period agreed to by the Holder;

(g)

any representation or warranty made by the Corporation herein or in any document or certificate provided at any time to the Holder in connection herewith is determined to be incorrect or misleading in any material respect;

(h)

the Corporation ceases or threatens to cease to carry on the business currently being carried on by it or a substantial portion thereof or makes or agrees to make an assignment, disposition or conveyance, whether by way of sale or otherwise, of its assets in bulk; or

(i)

the Collateral or any part thereof is seized or otherwise attached by anyone pursuant to any legal process or other means, including distress, execution or any other step or proceeding with similar effect, and the same is not released, bonded, satisfied, discharged or vacated within the shorter of a period of 30 days or 20 days less than such period as would permit such property or any part thereof to be sold pursuant thereto.

then in each and every such event the Holder may in its discretion, subject to the provisions of Section 8.3, by notice in writing to the Corporation declare the principal of and interest thereon under this Debenture then outstanding which would have been payable if the Corporation had redeemed this Debenture on the date of such declaration and all other monies outstanding hereunder to be due and payable and the same shall forthwith become immediately due and payable to the Holder, anything herein to the contrary notwithstanding, and the Corporation shall forthwith pay to the Holder the principal and accrued and unpaid interest and interest on amounts in default hereunder, together with interest from the date of the said declaration until payment is received by the Holder.  Such payment when made shall be deemed to have been made in discharge of the Corporation's obligations hereunder.

8.2

Remedies upon Default

If an event of default shall occur and be continuing, the Holder shall have made demand for payment under Section 8.1 and the Corporation shall have failed to forth pay the amounts owing hereunder, the Holder in its own name shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or other obligor upon this Debenture and collect in the manner provided by law out of the property of the Corporation or other obligor under this Debenture, wherever situated, the monies adjudged or decreed to be payable.  In addition the Holder may, in its discretion, proceed to protect and enforce the rights vested in it by this Debenture by such appropriate judicial proceedings as the Holder shall deem most effectual to protect and enforce any of such rights, either at law or in equity and either in bankruptcy or otherwise.

8.3

Waiver of Default

Upon the happening of any event of default hereunder the Holder shall have power to waive any default hereunder provided that no act or omission of the Holder in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

8.4

Remedies Cumulative

No remedy herein conferred upon or reserved to, or upon the Holder, is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

ARTICLE IX
SATISFACTION AND DISCHARGE

9.1

Cancellation

This Debenture shall forthwith after payment thereof be delivered to the Corporation by the Holder for cancellation.

9.2

Non-Presentation of Debenture

In case the Holder shall fail to present this Debenture for payment on the date on which the principal hereof or the interest thereon or represented hereby becomes payable either at maturity, on redemption or otherwise or shall not accept payment on account hereof and given such receipt therefor, if any, the Corporation shall set aside the principal monies or the interest, as the case may be, to be paid to the Holder upon due presentation or surrender thereof in accordance with the provisions of this Debenture; and thereupon the principal monies or the interest payable on or represented by this Debenture in respect whereof such monies have been set aside shall be deemed to have been paid  and the Holder shall thereafter have no right in respect thereof except that of receiving payment of the monies so set aside upon due presentation and surrender hereof, and interest accruing on monies so set aside shall be the property of and be paid to the Corporation.

9.3

Discharge

The Holder shall at the request of the Corporation release and discharge this Debenture and execute and deliver such instruments as are requisite for that purpose and to release the Corporation from its covenants herein contained, upon satisfaction that the principal and interest (including interest on amounts in default, if any) on all this Debenture and all other monies payable hereunder have been paid or satisfied or that, all this Debenture has matured or has been duly called for redemption, payment of the principal and interest (including interest on amounts in default, if any) hereon and of all monies payable hereunder has been duly and effectually provided for in accordance with the provisions hereof.

ARTICLE X
SUCCESSOR CORPORATIONS

10.1

Certain Requirements

The Corporation shall not, directly or indirectly, sell, transfer or otherwise dispose of all or substantially all of its property and assets as an entirety to any other corporation and shall not amalgamate or merge with or into any other corporation (any such other corporation being herein referred to as a "successor corporation") without the written consent of the Holder unless:

(a)

the successor corporation shall execute, prior to or contemporaneously with the consummation of any such transaction, an indenture supplemental hereto together with such other instruments as are satisfactory to the Holder and in the opinion of the Corporation are necessary or advisable to evidence the assumption by the successor corporation of the due and punctual payment of the principal amount of this Debenture and interest thereon and all other monies payable hereunder and the covenant of the successor corporation to pay the same and its agreement to observe and perform all the covenants and obligations of the Corporation hereunder;

(b)

such transaction shall in the opinion of the Corporation be upon such terms as substantially to preserve and not impair any of the rights and powers of the Holder hereunder; and

(c)

no condition or event shall exist as to the Corporation or the successor corporation either at the time of or immediately after the consummation of any such transaction and after giving full effect thereto or immediately after the successor corporation complying with the provisions of clause (a) above which constitutes or would constitute an event of default hereunder.

10.2

Vesting of Powers in Successor

Whenever the conditions of Section 10.1 have been duly observed and performed, the successor corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Debenture in the name of the Corporation or otherwise and any act or proceeding by any provision of this indenture required to be done or performed by an directors or officers of the Corporation may be done and performed with like force and effect by the directors or officers of such successor corporation.

ARTICLE XI
NOTICES

11.1

Notice to Corporation

Any notice to the Corporation under the provisions of this Debenture shall be valid and effective if given by registered letter, postage prepaid addressed to the Corporation at Suite 500, 926-5th Avenue S.W., Calgary, Alberta, T2P 0N7, Facsimile (403) 266-2606, Attention: Mr. James Devonshire and shall be deemed to have been effectively given, if sent by facsimile, on the day after the date which it was actually sent, and if sent by personal delivery, on the date it was actually received, or if sent by mail, on the day that is 5 Business Days after the date of mailing.  The Corporation may from time to time notify the Holder in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Debenture.

11.2

Notice to Holder

Any notice to the Holder under the provisions of this Debenture shall be valid and effective if given by registered letter, postage prepaid addressed to the Holder to:

Devonshire & Associates

Management Services Ltd.

2429-25th Street S.W.

Calgary, Alberta, T3E 1X5

Phone: (403) 246-5732

Fax: (403) 266-2606

and shall be deemed to have been effectively given, if sent by facsimile, on the day after the date which it was actually sent, and if sent by personal delivery, on the date it was actually received, or if sent by mail, on the day that is from 5 Business Days after the date of mailing.  Each Holder may from time to time notify the Corporation in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Holder for all purposes of this Debenture.

ARTICLE XII
MISCELLANEOUS

12.1

Execution

This Debenture may be simultaneously executed in several counterparts and by facsimile each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

12.2

Further Assurances

The Corporation shall at all times promptly do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, transfers, assignments, security agreements and assurances as the Holder may reasonably require in order to give effect to the provisions hereof.

12.3

Severability

Any provision of this Debenture which is or becomes void, illegal or unenforceable in any jurisdiction shall be severed from this Debenture and be ineffective in such jurisdiction to the extent thereof but without affecting the validity, legality or enforceability of the provision in any other jurisdiction or of any other provisions of this Debenture.  Where any provision, right or remedy contained or referred to in this Debenture is prohibited, modified or altered by the laws of any province or territory of Canada which governs that aspect of this Debenture, and the provision, right or remedy may be waived or excluded by the Holder in whole or in part, the Holder hereby waives and/or excludes such provision, right or remedy to the extent permissible by laws.

12.4

Assignment

The Debenture is not assignable by either party hereto without the prior written consent of the other party acting reasonably, provided however that any such assignments of this Debenture, or portions of the principal hereof, shall comply with the relevant security laws, rules and regulations applicable to the Corporation, the Holder and any intended or proposed assignees of such persons.

12.5

Binding Effect

This Debenture shall be binding on the Corporation, and its successors and assigns, and enure to the benefit of the Holder and its successors and assigns.

IN WITNESS WHEREOF the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf.

CDG INVESTMENTS INC.

Per:

EXHIBIT 2.1

Convertible Debenture

CONVERTIBLE DEBENTURE

December 16, 2002

B E T W E E N:

CDG INVESTMENTS INC., a corporation incorporated under the Business Corporations Act (Alberta) and having its head office in Calgary, Alberta (the "Corporation")

- and  -

Devonshire & Associates Management Services Ltd., a Corporation incorporated under the Alberta Business Corporations Act (the "Holder")

Recitals

A.

The Corporation is desirous of raising money for its corporate purposes and with a view to so doing is desirous of creating and issuing this Debenture;

B.

The Corporation is duly authorized to create and issue this Debenture;

C.

All necessary resolutions of the directors of the Corporation have been duly passed and other proceedings taken and conditions complied with to make the creation and issue of this Debenture and the execution and delivery hereof legal, valid and effective; and

D.

The foregoing recitals are made as representations and statements of fact by the Corporation to and in favour of the Holder.

THE PARTIES AGREE AS FOLLOWS:

ARTICLE I
INTERPRETATION

1.1

Definitions

In this Debenture unless there is something in the subject matter or context inconsistent therewith, the expressions following shall have the meanings set forth below, namely:

"this Debenture", "hereto", "herein", "hereby", "hereunder", "hereof", and similar expressions refer to this instrument and not to any particular Article, Section, clause, subdivision or other portion hereof, and include any and every instrument supplemental or ancillary hereto or in implementation hereof;

"Accounts Receivable" means any rights of the Corporation to payment for goods or for services rendered in the ordinary course of business.

the words "Accessions", "Accounts", "Chattel Paper", "Documents of Title", "Equipment", "Goods", "Instruments", "Intangibles", "Inventory", "Money", "Proceeds", "Purchase-Money Security Interest"  and "Securities" (including any singular or plural variation thereof whenever used herein) shall have the respective meanings given to such words in the PPSA;

"Accounts Receivable" means any rights of the Corporation to payment for goods or for services rendered in the ordinary course of business.

"Books and Records" means all books, records, files, papers, disks, documents and other repositories of data recording, evidencing or relating to the Charged Property;

"Business Day" means a day which is not a Saturday or a Sunday or a civic or statutory holiday in Calgary, Alberta;

"Charged Property" means the subject matter of the Security as defined in Section 2.4 (a);

 "Closing" means Friday, December 13, 2002 or such other date as agreed to by the parties;

"Common Shares" means, subject to the provisions of Section 5.6, the common shares, without par value, in the share capital of the Corporation as such shares exist on the date of Closing, or shares resulting from a subdivision or consolidation thereof or from successive such subdivisions or consolidations;

"Conversion Price" in respect of this Debenture means $0.10 per Unit up to and including the date that is 2 years from the Closing date and $0.11 per Unit for the third year, which Units may be issued from time to time upon the conversion of this Debenture in accordance with the provisions of Article 5;

"Corporation" means CDG Investments Inc. and includes any successor corporation to or of such corporation which shall have complied with the provisions of Article 10;

"Corporation's Auditors" or "Auditors of the Corporation" means an independent firm of chartered accountants duly appointed as auditors of the Corporation;

"Date of Conversion" has the meaning ascribed thereto in subsection 5.2(a);

"Debt" means, as at any date of determination, all obligations, liabilities and indebtedness of the Corporation which would, in accordance with Canadian generally accepted accounting principles, be classified upon a consolidated balance sheet of the Corporation for such date as liabilities of the Corporation and, whether or not so classified;

"director" means a director of the Corporation for the time being and "directors" or "board of directors" means the board of directors of the Corporation or whenever duly empowered, a committee of the board of directors of the Corporation and reference to action by the directors means action by the directors of the Corporation as a board or action by the said committee as a committee;

"events of default" has the meaning ascribed thereto in Section 8.1;

"Holder" or "Holders" means , and includes any successors to or of the Holder or Holders;

"maturity", "maturity date" and "date of maturity" have the meaning ascribed thereto in Section 2.1;

"Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice-President and by any other Vice-President, the Secretary, the Treasurer, the Controller or an Assistant Secretary or Assistant Treasurer of the Corporation;

"person" means any individual, corporation, company, partnership, association, joint venture, trust, government or governmental authority;

"Personal Property" means personal property and includes, without limitation, Inventory, Equipment, Receivables, Books and Records, Chattel Paper, Goods, Documents of Title, Instruments, Intangibles (including intellectual property), Money and Securities;

"PPSA" means the Personal Property Security Act of Alberta, as amended from time to time, and includes any statute substituted therefor, as amended from time to time;

"Receivables" means all debts, claims and choses in action (including, without limitation, Accounts and Chattel Paper) now or in the future due or owing to or owned by the Company;

"Security" means the mortgages, charges, assignments and security interests hereby constituted;

"Shareholder's Equity" means, as at any date of determination, the aggregate amount of (i) shareholder's equity classified as such on the consolidated balance sheet of the Corporation; and (ii) debt of the Corporation which has been subordinated and postponed to indebtedness of the Corporation to the Holder hereunder;

"Share Purchase Warrants" means the common share purchase warrants forming part of the Units, each of which entitles the holder thereof to purchase one additional Common Share at a price of $0.10 per Common Share for the first year from the date of issue of the Debenture; $0.11 per Common Share for the second year from the date of issuance of the Debenture; $0.12 per Common Share for the third year from the date of issuance of the Debenture; $0.13 per Common Share for the fourth year from the date of issuance of the Debenture; and $0.14 per Common Share for the fifth year from the date of issuance of the Debenture.  The Share Purchase Warrants shall expire on the date that is 2 years from the date of conversion of the Debenture;

 "Units" means one or more Units of the Corporation, each of which consists of one Common Share and one Share Purchase Warrant; and

"written order of the Corporation", "written notice of the Corporation" and "written request of the Corporation" means respectively a written order, written notice and written request signed in the name of the Corporation by the Chairman of the Board, the President or any Vice-President together with any other Vice-President, the Secretary, the Treasurer, the Controller, any Assistant Secretary or any Assistant Treasurer of the Corporation.

1.2

Headings

The division of this Debenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3

Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing individuals shall include firms and corporations and vice versa.

1.4

Time of Essence

Time shall be of the essence hereof and of this Debenture issued hereunder.

1.5

Applicable Law

This Debenture shall be construed in accordance with the laws of the Province of Alberta and shall be treated in all respects as an Alberta contract.

1.6

Currency

All dollar figures stipulated in this Debenture, and all payments required to be made hereunder, shall be in Canadian dollars unless otherwise indicated.

ARTICLE II
TERMS

2.1

Principal

Subject to and in accordance with the terms hereof, the Corporation covenants and agrees that it will repay to the Holder the principal sum of $37,500.00 on December 17, 2005 ("maturity" or the "maturity date" or the "date of maturity") upon presentation and surrender of this Debenture at the Corporation's head office and to pay interest on the principal sum from the date hereof at the rate of six per cent (6%) per annum, payable semi-annually, on March 31 and September 30 in each year, in like money at the same place on the maturity date hereof, and should the Corporation at any time make default in payment of any principal or interest, to pay interest both before and after judgment and default on the amount in default at the same rate as and from the date of such default in like money at the same place.

2.2

Payment

(a)

Payment of, or on account of, the principal of the Debenture if any, shall be made only to or upon the order in writing of the Holder and such payment shall be good and sufficient discharge to the Corporation for the amounts so paid.

(b)

The Holder shall be entitled to the principal monies and interest evidenced by this Debenture free from all equities or rights of set-off or counterclaim between the Corporation and the Holder and all persons may act accordingly, save in respect of equities or rights of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

2.3

Mutilation, Loss, Theft or Destruction

In case this Debenture shall become mutilated or be lost, stolen or destroyed, the Corporation, in its discretion, may issue and deliver, at its principal office in Calgary or at such other place as the Corporation may approve, a new Debenture upon surrender and cancellation of the mutilated Debenture, or, in the case of a lost, stolen, or destroyed Debenture, in lieu of and in substitution for the same.  In case of such loss, theft or destruction, the Holder shall furnish to the Corporation evidence of such loss, theft or destruction as shall be satisfactory to the Corporation in its discretion and shall also furnish an indemnity satisfactory to the Corporation in its discretion and shall pay all expenses incidental to the issuance of such substituted Debenture.

2.4

Security

(a)

As security for the due payment of all amounts payable hereunder, the Company as beneficial owner hereby:

1.

mortgages, charges and assigns to the Holder, and grants to the Holder a security interest in, all of the Company's present and after-acquired Personal Property;  and

2.

charges as and by way of a first floating charge to and in favour of the Holder, its successors and assigns, all its undertaking, property and assets, both present and future, of every nature and kind and wherever situate except for the Jolu Mill located in Saskatchewan or any other Saskatchewan property or assets.

(b)

Until the Security becomes enforceable, the Company may dispose of or deal with the Charged Property in the ordinary course of its business and for the purpose of carrying on the same, provided that the Company will not, without the prior written consent of the Holder, create, assume or have outstanding, except to the Holder, any new mortgage, charge, lien or other encumbrance on any part of the Charged Property ranking or purporting to rank or capable of being enforced in priority to or pari passu with the Security, other than any inchoate liens for taxes or assessments by public authorities.  Nothing in this section shall in and of itself cause the Security to be subordinated in priority to any other mortgage, charge, lien or encumbrance.

(c)

The Security shall not extend or apply to the last day of the term of any lease or agreement therefore but upon the enforcement of the Security the Company shall stand possessed of such last day in trust to assign the same to any person acquiring the balance of such term.

(d)

The Holder is the party entitled to receive all amounts payable hereunder and to give a discharge hereof.

(e)

The Security created by this Debenture is intended to attach:

1.

to the existing Charged Property when the Company signs this Debenture; and

2.

to Charged Property subsequently acquired by the Company, immediately upon the Company acquiring any rights in such Charged Property.

(f)

In the event that the Company makes default in the payment of any amount payable hereunder, all Proceeds of the Charged Property (including, without limitation, all amounts received in respect of Receivables), whether or not arising in the course of the Company's business, will be received by the Company as trustee for the Holder and will be immediately paid to the Holder.  All amounts received by the Holder as Proceeds of the Charged Property prior to the Company making default in the payment of any amount payable hereunder may be applied on account of the amounts secured hereby in such manner and at such times as the Holder may consider appropriate or, at the Holder's option, may be held unappropriated in a collateral account or released to the Company.  If the Charged Property includes Receivables, the Holder may advise any party liable to make any payment to the Company of the existence of Security held under this Debenture relating to the Receivables, may from time to time confirm with any such party the existence and amount of the Receivables, and in the event that the Company makes default in the payment of any amount payable hereunder, the Holder may collect and otherwise deal with the Receivables in such manner and upon such terms as the Holder considers appropriate.

(g)

The Security created by this Debenture shall rank pari passu in priority with all other holders of Debentures bearing the date of this Debenture.

2.5

Pledge

The Corporation and the Holder will open a brokerage account which may be a margin account with Sanders Wealth Management Group Ltd. into which the Corporation will deposit its securities in public companies.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

The Corporation hereby represents, warrants, covenants and agrees with the Holder as follows:

3.1

Incorporation, Licenses and Qualifications

The Corporation is a body corporate, duly incorporated, properly organized and validly existing under the laws of its jurisdiction of incorporation and is duly registered and qualified to do business under the laws of each other jurisdiction in which the character of the properties owned by it or the nature of the activities conducted by it make such registration or qualification advisable or necessary.

3.2

Power, Authority, Execution and Delivery

The Corporation has full power and lawful authority to enter into this Debenture, to create and grant this Debenture, and has duly executed and delivered this Debenture.

3.3

Enforceability

This Debenture constitutes valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with its terms, subject only to bankruptcy, insolvency or other statutes or judicial decisions affecting the enforcement of creditors' rights generally and to general principles of equity.

3.4

No Actions or Material Adverse Changes

Except as noted in the financial statements of the Corporation there is no action or proceeding pending or to the knowledge of the Corporation threatened against the Corporation before any court, administrative agency, tribunal, arbitrator, government or governmental agency or any fact known to the Corporation and not disclosed to the Holder which might involve any material adverse change in the properties, assets, business, prospects or condition of the Corporation, or which question the validity of this Debenture or any other material agreement to which the Corporation is a party and there are no outstanding judgments, writs of execution, work orders, injunctions or directives against the Corporation or its respective properties or assets.

3.5

Non-Conflict

Neither the execution nor the performance of this Debenture requires the approval of any regulatory agency having jurisdiction over the Corporation which has not been obtained, nor is this Debenture in contravention of or in conflict with the articles, by-laws or resolutions of the directors or shareholders of the Corporation or any unanimous shareholders agreement relating to the Corporation or of the provisions of any agreement to which the Corporation is a party or by which any of its property may be bound or of any statute, regulation, by-law, ordinance or other law, or of any judgment, decree, award, ruling or order to which the Corporation or any of its property may be subject.

3.6

No Default

The Corporation is not in material breach of any material agreement to which it is a party or its assets are bound.

ARTICLE IV
REDEMPTION AND PURCHASE FOR CANCELLATION OF DEBENTURE

4.1

(a)

Redemption of Debentures

Subject to the provisions of subsection 4.1(b), this Debenture shall be redeemable prior to maturity, in whole at any time or in part from time to time, at the option of the Corporation (in the manner hereinafter provided and in accordance with and subject to the provisions hereinafter set forth) at a price equal to the principal amount thereof to be redeemed, together with accrued and unpaid interest on the principal amount thereof, or part thereof, so redeemed, to the date fixed for redemption (the applicable price, including accrued and unpaid interest at which Debenture may be redeemed being hereinafter referred to as the "redemption price").

(b)

Limitation on Redemption

Notwithstanding the provisions of subsection 4.1(a) but subject to Section 4.2 hereof, this Debenture shall not be redeemable:

(i)

on or prior to December 17, 2003; and

(ii)

after December 17, 2003 and prior to maturity unless the weighted average price at which the Shares have traded on the OTCBB (or if the Shares are not listed on the OTCBB, on such stock exchange on which the Shares are listed as may be selected for such purpose by the directors) for 30 consecutive trading days ended not more than five trading days preceding the date on which such notice of redemption is given pursuant to Section 4.3 was at least 125% of the Conversion Price in effect on the date on which such notice of redemption is given, and provided that the total volume of shares traded on all stock exchanges on which the shares are traded is not less than 250,000 in the aforementioned 30 trading days.

(c)

Each redemption notice given in reliance upon the provisions of subsections 4.1(b) shall be accompanied by an Officers' Certificate verifying the trading price per Share during the relevant period.

4.2

Partial Redemption of the Debenture

If this Debenture is called for redemption in part only, unless the context otherwise requires, references to this Debenture in this Article 4 shall be deemed to include any such part of the principal amount of this Debenture which shall have been so selected and called for redemption.  If this Debenture is called for redemption in part, the Holder shall be entitled to receive, without expense to such Holder, a new or supplemental Debenture for the unredeemed part of this Debenture so surrendered, and the Corporation and the Holder shall execute and deliver, at the cost and expense of the Corporation, such new or supplemental Debenture upon receipt of this Debenture so surrendered.

4.3

Notice of Redemption

Notice of intention to redeem any portion of this Debenture shall be given by or on behalf of the Corporation to the Holder, not more than 60 days and not less than 30 days prior to the date fixed for redemption, in the manner provided in Section 10.2. The notice of redemption shall specify that part of the principal amount thereof so to be redeemed, and shall specify the redemption date, the redemption price and places of payment and shall state that all interest thereon, if any, shall cease from and after such redemption date.  Every notice of intention to redeem shall contain a brief statement of the conditions, if any, on which this Debenture called for redemption may be converted into Shares pursuant to the provisions of Article 5.

4.4

Debenture Due on Redemption Dates

Upon notice having been given as aforesaid, the portion of this Debenture so called for redemption shall thereupon be and become due and payable at the redemption price, on the redemption date specified in such notice, in the same manner and with the same effect as if it were the date of maturity specified in this Debenture, anything therein or herein to the contrary notwithstanding, and from and after such redemption date, if the moneys necessary to redeem this Debenture shall have been paid to the Holder as hereinafter provided, this Debenture shall not be considered as outstanding hereunder to the extent of such redemption and interest thereon shall cease to accrue after such date.

4.5

Payment of Redemption Moneys

Upon this Debenture having been called for redemption as hereinbefore provided, the Corporation shall pay to the Holder on or before the redemption date fixed in the notice of the redemption thereof, the redemption price of the Debenture so to be redeemed.

4.6

Failure to Surrender Debenture Called for Redemption

If this Debenture is called for redemption in whole or in part and if the Holder shall within 30 days from the date fixed for redemption fail to surrender the Debenture, such redemption moneys shall be set aside in trust for the Holder, at the branch of a bank as may be designated by the Corporation (and of which notice hereunder shall be provided to the Holder), in an interest bearing account, with interest accruing at the best rate available from such bank, taking into account the amount of the deposit, and such setting aside shall for all purposes be deemed a payment to the Holder of the sum so set aside, and to that extent such Debenture shall thereafter not be considered as outstanding hereunder and the Debentureholder shall have no right except to receive payment out of the moneys so paid and deposited upon surrender and delivery up of the Debenture, of the redemption price of the Debenture, plus such interest thereon, if any, in accordance herewith.

4.7

Cancellation and Destruction of Debenture

Any portion of this Debenture so redeemed under this Article, and any portion of this Debenture purchased by the Corporation under this Article, shall forthwith be cancelled by it and no Debenture shall be issued in substitution therefor.

4.8

Surrender of Debenture for Cancellation

If the principal moneys due upon this Debenture issued hereunder shall become payable by redemption or otherwise before the date of maturity thereof, the Person presenting this Debenture for payment must surrender the same for cancellation, the Corporation nevertheless paying or causing to be paid the interest accrued and unpaid thereon (computed on a per diem basis if the date fixed for payment is not an interest due date).

ARTICLE V
CONVERSION OF DEBENTURE

5.1

Conversion Privilege and Conversion Total

Subject to and upon compliance with the provisions of this Article, this Debenture or any portion of the principal amount hereof may, at the option of the Holder, at any time prior to the earlier of the close of business on the maturity date, or the close of business on the last Business Day immediately prior to any date fixed for redemption, be converted into Units at the Conversion Price.  Close of business as used herein shall mean the normal closing hour of the office of the Corporation at which such conversion privilege is to be  exercised.

5.2

Conversion Procedure

(a)

In order to exercise the conversion privilege, the Holder shall surrender this Debenture to the Corporation at its principal office in the City of Calgary, accompanied by written notice (which shall be irrevocable) signed by the Holder stating that it elects to convert this Debenture or a stated portion of the principal amount thereof.  The surrender of this Debenture accompanied by such written notice shall be deemed to constitute a contract between the Holder and the Corporation whereby: (i) the Holder subscribes for the number of Units which it shall be entitled to receive on such conversion; (ii) the Holder releases the Corporation of all liability thereon or from all liability with respect to that portion of the principal amount thereof to be converted; and (iii) the Corporation agrees that the surrender of this Debenture for conversion constitutes full payment of the subscription price for the Units issuable upon such conversion.  The date of receipt by the Corporation of this Debenture and such notice is herein referred to as the "Date of Conversion".

(b)

As promptly as practicable after the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder, a certificate or certificates for the number of Common Shares and Share Purchase Warrants deliverable upon the conversion of this Debenture (or specified portion hereof) and provision shall be made in respect of any fractions as provided in Section 5.3.  Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the Holder hereunder shall cease and the Holder shall be deemed to have become on such date the holder of record of the Common Shares and Share Purchase Warrants represented by the certificates received by the Holder; provided, however, that no such surrender on any date when the share transfer registers for Common Shares and Share Purchase Warrants shall be closed shall be effective to constitute the Holder as the holder of record of such Common Shares and Share Purchase Warrants on such date, but such surrender shall be effective to constitute the Holder as the holder of record thereof for all purposes at the close of business on the next succeeding day on which such share transfer registers are open.  No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Shares issuable upon conversion or on account of any interest accrued on this Debenture surrendered for conversion.

(c)

Upon surrender to the Corporation of this Debenture where the principal amount of this Debenture is to be converted in part only, the Holder shall be entitled to receive, without expense to such Holder, a new Debenture for the unconverted portion of the principal amount of this Debenture so surrendered.

5.3

No Fractional Shares

Notwithstanding anything herein contained, the Corporation shall in no case be required to issue fractional Common Shares or Share Purchase Warrants upon the conversion of this Debenture.  If any fractional interest in a Common Share or Share Purchase Warrants would, except for the provisions of this Section, be deliverable upon the conversion of this Debenture, the Corporation shall adjust such fractional interest by paying to the Holder an amount in cash equal to principal amount of the Debenture which is not to be converted because of this Clause 5.3 at the time of delivery of the share certificates representing the Common Shares or Share Purchase Warrants issued upon such conversion, but only in the event such payment would be at least $5.00 or more.

5.4

Notice to the Holder of Certain Events

In the event that:

(a)

the Corporation shall declare on its Common Shares any dividend payable in shares of the Corporation (other than a stock dividend to the holders of Common Shares who exercise an option to receive in the ordinary course equivalent dividends in Common Shares in lieu of receiving cash dividends) or make any other distribution on its Common Shares (other than a cash dividend);

(b)

the Corporation shall offer for subscription pro rata to all the holders of its Common Shares any additional shares of any class or securities convertible into or exchangeable for Common Shares or shall issue any other options, rights or warrants to all of such holders;

(c)

there shall be a reclassification or change of the Common Shares of the nature referred to in Section 5.6 or an amalgamation or merger of the Corporation with or into any other corporation or a sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

(d)

there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in each such case, the Corporation shall give notice, in the manner specified in Section 11.2, to the Holder of the action proposed to be taken and the date on which: (a) the books of the Corporation shall close or a record shall be taken for such dividend, distribution, subscription rights or other options, rights or warrants; or (b) such reclassification, change, amalgamation, merger, sale, transfer or other disposition, dissolution, liquidation or winding-up shall take place, as the case may be, provided that the Corporation shall only be required to specify in such notice such particulars of such action as shall have been fixed and determined at the date on which such notice is given.  Such notice shall also specify the date as of which the holders of Common Shares of record shall participate in such dividend, distribution, subscription rights or other options, rights or warrants, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, change, amalgamation, merger, sale, transfer or other disposition, dissolution, liquidation or winding-up as the case may be.  Such written notice shall be given, with respect to the actions described in subsections (a), (b) and (c) above, not less than 15 days, and, with respect to the actions described in subsection (d) above, not less than 30 days, in each case prior to the record date or the date on which the Corporation's transfer books are to be closed with respect thereto.

5.5

Rights of Conversion ceases on Redemption

The right to convert this Debenture in respect of any portion of the principal hereunder called for redemption pursuant to the provisions hereof shall terminate and expire at the close of business on the Business Day immediately prior to the date fixed for redemption, unless the Corporation shall make default in the payment of the redemption price of this Debenture.

5.6

Reclassifications, Reorganizations, Etc.

In case of any reclassification or change of the Common Shares (other than a change as a result of the subdivision or consolidation), or in case of any amalgamation of the Corporation with, or merger of the Corporation into any other corporation (other than an amalgamation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change, other than as aforesaid, of the Common Shares), or in case of any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, the Corporation or the corporation formed by such amalgamation or the corporation into which the Corporation shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Holder, if requested by the Holder, a supplemental debenture providing that the Holder shall have the right thereafter (until the expiration of the conversion right of this Debenture) to convert the Debenture into the kind and amount of shares and other securities and property receivable upon such reclassification, change, amalgamation, merger, sale, transfer or other disposition by a holder of the number of the Common Shares into which this Debenture might have been converted immediately prior to such reclassification, change, amalgamation, merger, sale, transfer or other disposition.  Such supplemental debenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.  The above provisions of this Section shall similarly apply to successive reclassifications, changes, amalgamations, mergers, sales, transfers or other dispositions.

5.7

Cancellation of Debenture

This Debenture, when surrendered for conversion, shall be canceled by the Corporation and no debenture shall be issued in substitution therefor provided however in the case where only a portion of the principal amount of this Debenture is so converted, in which case the Holder shall be entitled to receive a new Debenture as contemplated in subsection 5.2(c).

5.8

Reservation of Shares

The Corporation shall at all times while this Debenture, or any portion of the principal hereunder, remains outstanding, reserve, conditionally allot and keep available out of its authorized and unissued Common Shares, for the purpose of effecting the conversion of this Debenture, such number of Common Shares as shall from time to time be sufficient to effect the conversion of the entire principal amount of this Debenture then outstanding.  As a condition precedent to the taking of any action which would require an adjustment to the Conversion Price, the Corporation shall take any corporate action which may, in the opinion of Counsel, be necessary in order that the Corporation shall have unissued and reserved in its authorized capital, and may validly and legally issue, the Common Shares and/or other securities to which the Holder is entitled on the full exercise of its conversion rights in accordance with the provisions hereof.

5.9

Notice of Conversion and Securities Law Compliance

The Corporation shall give notice of the conversion of this Debenture to the securities regulatory authority in each province of Canada having legislation requiring such notice.  To the extent the Common Shares reserved or to be reserved for the purpose of conversion of this Debenture hereunder require prospectus qualification with or approval of any securities regulatory authority or stock exchange under any Canadian or provincial law before such shares may be validly issued, listed and posted for trading upon conversion, the Corporation will take such reasonable action as may be necessary to secure such qualification or approval, as the case may be.

ARTICLE VI

ADJUSTMENT

6.1

Adjustment

The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)

If and whenever at any time prior to the Date of Conversion the Corporation:

(i)

issues any Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend;

(ii)

subdivides or redivides the outstanding Common Shares into a greater number of shares; or

(iii)

combines, reduces or consolidates the outstanding Common Shares into a lesser number of shares;

(any such event being herein called a "Common Share Reorganization"), the Conversion Price will be adjusted, effective immediately after the record date at which holders of Common Shares are determined for purposes of such Common Share Reorganization, to a price which is equal to the product of:

(iv)

the Conversion Price in effect immediately before such record date; and

(v)

the fraction of which:

(A)

the numerator is equal to the total number of Common Shares that are outstanding on such record date before giving effect to such Common Share  Reorganization; and

(B)

the denominator is equal to the total number of Common Shares that are or would be outstanding immediately after such record date after giving effect to such Common Share Reorganization and assuming all rights to acquire Common Shares thereunder had then been exercised.

(b)

If and whenever at any time prior to the maturity date there is:

(i)

a reclassification of the Common Shares outstanding, a change of Common Shares into other shares or securities, or any other capital reorganization of the Corporation except as described in subsection 6.1(a);

(ii)

a consolidation, merger or amalgamation of the Corporation with or into another corporation resulting in a reclassification of the Common Shares outstanding or a change of Common Shares into other shares or securities;

(iii)

a transaction whereby all or substantially all of the undertaking and assets of the Corporation become the property of another corporation or entity;

(any such event being herein called a "Corporate Reorganization"), the Holder who thereafter exercises his right of conversion will be entitled to receive and will accept, for the Conversion Price then in effect, in lieu of the Common Shares to which he would otherwise have been entitled, the kind and number or amount of shares or other securities or property that he would have been entitled to receive as a result of such Corporate Reorganization if, on the effective date thereof, he had been the registered holder of the number of Common Shares which he would have received had he so exercised such right of conversion immediately before such effective date.

6.2

Adjustment Procedure

The following rules and procedures will be applicable to adjustments made pursuant to this Article 6:

(a)

The adjustments and readjustments provided for in this Article 6 are cumulative and, subject to subsection 6.2(b) below, will apply (without duplication) to successive issues, subdivisions, combinations, consolidations, distributions and other events that require such an adjustment.

(b)

No such adjustment in the Conversion Price will be made unless the price adjustment would result in an increase or decrease of at least 1% in such Conversion Price, provided that any such adjustment which, except for the provisions of this subsection 6.2(b), would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

(c)

For the purposes of subsection 6.1(a), there will be deemed not to be outstanding:

(i)

any Common Share owned by or held for the account of the Corporation;

(ii)

any Common Share owned by or held for the account of any wholly-owned subsidiary; and

(iii)

that percentage of the Common Shares owned by or held for the account of any subsidiary that is not a wholly-owned subsidiary, that is equal to the direct and indirect percentage interest of the Corporation in the outstanding shares of such subsidiary that carry a residual right to participate to an unlimited degree in its earnings and in its assets on liquidation or winding-up.

(d)

In the absence of a resolution of the Board of Directors of the Corporation fixing a record date at which holders of Common Shares are determined for purposes of any event referred to in this Article 6, the Corporation will be deemed to have fixed as the record date therefor the date on which the event is effected or such other date as may be required by law.

(e)

For the purpose of this Article 6, "Current Market Price" of shares of any class on any date means the weighted average price per share at which such dates have traded on the Exchange during a period of 20 consecutive trading days ending five trading days before such date, provided that if such shares are not listed on any stock exchange or traded in the over-the-counter market, the Current Market Price of such shares shall be determined by the Board of Directors of the Company.

(f)

In the event of any question arising with respect to the application of any formula provided in this Article 6, such questions shall be conclusively determined by a firm of chartered accountants appointed by the Corporation and acceptable to the Holder (who may be the Auditors of the Corporation).  Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Holder.

ARTICLE VII
COVENANTS OF THE CORPORATION

The Corporation hereby covenants and agrees with the Holder as follows:

7.1

To Pay Principal and Interest

That the Corporation will well, duly and punctually pay or cause to be paid the principal of this Debenture and interest thereon on the dates, at the places, in the monies and in the manner mentioned herein.

7.2

To Carry on Business

That, subject to the express provisions hereof, the Corporation will use all reasonable efforts to carry on and conduct its business in the manner heretofore carried on, and at all reasonable times it will furnish or cause to be furnished to the Holder such information relating to its business as the Holder may reasonably require; and, subject to the express provisions hereof, it will use all reasonable efforts to do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights.

7.3

Not to Extend Time for Payment of Interest or Principal

(a)

That the Corporation will not directly or indirectly extend or assent to the extension of time for payment of any interest or of any principal payable in respect of this Debenture without the consent of the Holder.

(b)

In case the time for the payment of such interest or principal shall be extended, whether or not such extension be by or with the consent of the Corporation, notwithstanding anything herein, such interest or principal shall not be entitled in case of default hereunder to the benefit or security of this Debenture except subject to the prior payment in full of the then outstanding principal hereunder and of all interest due and payable the payment of which has not been so extended.

7.4

Audited and Unaudited Financial Statements and Other Information

That the Corporation will annually (within 140 days after the end of its fiscal year) furnish to the Holder a copy of its annual audited consolidated financial statements and of the report of the Corporation's Auditors thereon which are furnished to the shareholders of the Corporation.  In addition, the Corporation will provide to the Holder all information (whether required by law or otherwise) that the Corporation provides to the holders of its Common Shares.

7.5

Certificate of No Default

That the Corporation will, contemporaneously with the delivery of the financial statements pursuant to Section 7.4 and at any other reasonable time if requested by the Holder, deliver to the Holder an Officers' Certificate stating that the Corporation has complied with all covenants, conditions or other requirements contained in this Debenture the non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an event of default under this Debenture, or if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance.

ARTICLE VIII
DEFAULT

8.1

Acceleration of Maturity

Upon the happening of any one or more of the following events (herein sometimes referred to as "events of default"), namely:

(a)

if the Corporation makes default in payment of the principal when the same becomes due under any provision of this Debenture and any such default continues for a period of 20 days;

(b)

if the Corporation makes default in payment of any interest due under the terms of this Debenture and any such default continues for a period of 20 days;

(c)

if a decree or order of a court having jurisdiction in the premises is entered adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition or other process seeking reorganization or winding-up of the Corporation under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada) or the Winding Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of the property of, the Corporation, or appointing a receiver of, or of any substantial part of the property of, the Corporation, or ordering the winding-up or liquidation of the affairs of the Corporation, and any such decree or order continues unstayed and in effect for a period of 20 days;

(d)

if a resolution is passed for the winding-up or liquidation of the Corporation except in the course of carrying out or pursuant to a transaction in respect of which the conditions of Section 10.1 are duly observed and performed or if the Corporation institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it or files a petition or other process or answer or consent seeking reorganization or relief under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), or the Winding Up Act (Canada) or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or process or to the appointment of a receiver of, or of any substantial part of the property of, the Corporation or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes;

(e)

if any "event of default" or other event entitling creditors or their representatives to declare a default, as defined in any indenture or instrument under which the Corporation has at the time of this Debenture or shall hereafter have outstanding any indebtedness for borrowed money which matures by its terms, or which is renewable at the option of the payor to a date, more than 12 months after the creation, assumption or guarantee thereof, shall happen and be continuing and such indebtedness shall have been accelerated and shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such indebtedness shall have been accelerated and shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled, or such event of default or other event under such indenture or instrument shall not be remedied or cured, whether by payment or otherwise, by the Corporation concerned, or waived by the holders of such indebtedness, within 20 days after such acceleration shall have occurred;

(f)

if the Corporation shall neglect to observe or perform any other covenant or condition herein contained on its part to be observed or performed and, after notice in writing has been given by the Holder to the Corporation specifying such default and requiring the Corporation to put an end to the same, the Corporation shall fail to make good such default within a period of 20 days, unless the Holder (having regard to the subject matter of the default) shall have agreed to a longer period, and in such event, within the period agreed to by the Holder;

(g)

any representation or warranty made by the Corporation herein or in any document or certificate provided at any time to the Holder in connection herewith is determined to be incorrect or misleading in any material respect;

(h)

the Corporation ceases or threatens to cease to carry on the business currently being carried on by it or a substantial portion thereof or makes or agrees to make an assignment, disposition or conveyance, whether by way of sale or otherwise, of its assets in bulk; or

(i)

the Collateral or any part thereof is seized or otherwise attached by anyone pursuant to any legal process or other means, including distress, execution or any other step or proceeding with similar effect, and the same is not released, bonded, satisfied, discharged or vacated within the shorter of a period of 30 days or 20 days less than such period as would permit such property or any part thereof to be sold pursuant thereto.

then in each and every such event the Holder may in its discretion, subject to the provisions of Section 8.3, by notice in writing to the Corporation declare the principal of and interest thereon under this Debenture then outstanding which would have been payable if the Corporation had redeemed this Debenture on the date of such declaration and all other monies outstanding hereunder to be due and payable and the same shall forthwith become immediately due and payable to the Holder, anything herein to the contrary notwithstanding, and the Corporation shall forthwith pay to the Holder the principal and accrued and unpaid interest and interest on amounts in default hereunder, together with interest from the date of the said declaration until payment is received by the Holder.  Such payment when made shall be deemed to have been made in discharge of the Corporation's obligations hereunder.

8.2

Remedies upon Default

If an event of default shall occur and be continuing, the Holder shall have made demand for payment under Section 8.1 and the Corporation shall have failed to forth pay the amounts owing hereunder, the Holder in its own name shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or other obligor upon this Debenture and collect in the manner provided by law out of the property of the Corporation or other obligor under this Debenture, wherever situated, the monies adjudged or decreed to be payable.  In addition the Holder may, in its discretion, proceed to protect and enforce the rights vested in it by this Debenture by such appropriate judicial proceedings as the Holder shall deem most effectual to protect and enforce any of such rights, either at law or in equity and either in bankruptcy or otherwise.

8.3

Waiver of Default

Upon the happening of any event of default hereunder the Holder shall have power to waive any default hereunder provided that no act or omission of the Holder in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

8.4

Remedies Cumulative

No remedy herein conferred upon or reserved to, or upon the Holder, is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

ARTICLE IX
SATISFACTION AND DISCHARGE

9.1

Cancellation

This Debenture shall forthwith after payment thereof be delivered to the Corporation by the Holder for cancellation.

9.2

Non-Presentation of Debenture

In case the Holder shall fail to present this Debenture for payment on the date on which the principal hereof or the interest thereon or represented hereby becomes payable either at maturity, on redemption or otherwise or shall not accept payment on account hereof and given such receipt therefor, if any, the Corporation shall set aside the principal monies or the interest, as the case may be, to be paid to the Holder upon due presentation or surrender thereof in accordance with the provisions of this Debenture; and thereupon the principal monies or the interest payable on or represented by this Debenture in respect whereof such monies have been set aside shall be deemed to have been paid  and the Holder shall thereafter have no right in respect thereof except that of receiving payment of the monies so set aside upon due presentation and surrender hereof, and interest accruing on monies so set aside shall be the property of and be paid to the Corporation.

9.3

Discharge

The Holder shall at the request of the Corporation release and discharge this Debenture and execute and deliver such instruments as are requisite for that purpose and to release the Corporation from its covenants herein contained, upon satisfaction that the principal and interest (including interest on amounts in default, if any) on all this Debenture and all other monies payable hereunder have been paid or satisfied or that, all this Debenture has matured or has been duly called for redemption, payment of the principal and interest (including interest on amounts in default, if any) hereon and of all monies payable hereunder has been duly and effectually provided for in accordance with the provisions hereof.

ARTICLE X
SUCCESSOR CORPORATIONS

10.1

Certain Requirements

The Corporation shall not, directly or indirectly, sell, transfer or otherwise dispose of all or substantially all of its property and assets as an entirety to any other corporation and shall not amalgamate or merge with or into any other corporation (any such other corporation being herein referred to as a "successor corporation") without the written consent of the Holder unless:

(a)

the successor corporation shall execute, prior to or contemporaneously with the consummation of any such transaction, an indenture supplemental hereto together with such other instruments as are satisfactory to the Holder and in the opinion of the Corporation are necessary or advisable to evidence the assumption by the successor corporation of the due and punctual payment of the principal amount of this Debenture and interest thereon and all other monies payable hereunder and the covenant of the successor corporation to pay the same and its agreement to observe and perform all the covenants and obligations of the Corporation hereunder;

(b)

such transaction shall in the opinion of the Corporation be upon such terms as substantially to preserve and not impair any of the rights and powers of the Holder hereunder; and

(c)

no condition or event shall exist as to the Corporation or the successor corporation either at the time of or immediately after the consummation of any such transaction and after giving full effect thereto or immediately after the successor corporation complying with the provisions of clause (a) above which constitutes or would constitute an event of default hereunder.

10.2

Vesting of Powers in Successor

Whenever the conditions of Section 10.1 have been duly observed and performed, the successor corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Debenture in the name of the Corporation or otherwise and any act or proceeding by any provision of this indenture required to be done or performed by an directors or officers of the Corporation may be done and performed with like force and effect by the directors or officers of such successor corporation.

ARTICLE XI
NOTICES

11.1

Notice to Corporation

Any notice to the Corporation under the provisions of this Debenture shall be valid and effective if given by registered letter, postage prepaid addressed to the Corporation at Suite 500, 926-5th Avenue S.W., Calgary, Alberta, T2P 0N7, Facsimile (403) 266-2606, Attention: Mr. James Devonshire and shall be deemed to have been effectively given, if sent by facsimile, on the day after the date which it was actually sent, and if sent by personal delivery, on the date it was actually received, or if sent by mail, on the day that is 5 Business Days after the date of mailing.  The Corporation may from time to time notify the Holder in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Debenture.

11.2

Notice to Holder

Any notice to the Holder under the provisions of this Debenture shall be valid and effective if given by registered letter, postage prepaid addressed to the Holder to:

Devonshire & Associates

Management Services Ltd.

2429-25th Street S.W.

Calgary, Alberta, T3E 1X5

Phone: (403) 246-5732

Fax: (403) 266-2606

and shall be deemed to have been effectively given, if sent by facsimile, on the day after the date which it was actually sent, and if sent by personal delivery, on the date it was actually received, or if sent by mail, on the day that is from 5 Business Days after the date of mailing.  Each Holder may from time to time notify the Corporation in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Holder for all purposes of this Debenture.

ARTICLE XII
MISCELLANEOUS

12.1

Execution

This Debenture may be simultaneously executed in several counterparts and by facsimile each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

12.2

Further Assurances

The Corporation shall at all times promptly do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, transfers, assignments, security agreements and assurances as the Holder may reasonably require in order to give effect to the provisions hereof.

12.3

Severability

Any provision of this Debenture which is or becomes void, illegal or unenforceable in any jurisdiction shall be severed from this Debenture and be ineffective in such jurisdiction to the extent thereof but without affecting the validity, legality or enforceability of the provision in any other jurisdiction or of any other provisions of this Debenture.  Where any provision, right or remedy contained or referred to in this Debenture is prohibited, modified or altered by the laws of any province or territory of Canada which governs that aspect of this Debenture, and the provision, right or remedy may be waived or excluded by the Holder in whole or in part, the Holder hereby waives and/or excludes such provision, right or remedy to the extent permissible by laws.

12.4

Assignment

The Debenture is not assignable by either party hereto without the prior written consent of the other party acting reasonably, provided however that any such assignments of this Debenture, or portions of the principal hereof, shall comply with the relevant security laws, rules and regulations applicable to the Corporation, the Holder and any intended or proposed assignees of such persons.

12.5

Binding Effect

This Debenture shall be binding on the Corporation, and its successors and assigns, and enure to the benefit of the Holder and its successors and assigns.

IN WITNESS WHEREOF the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf.

CDG INVESTMENTS INC.

Per: